UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2020

Date of reporting period: June 10, 2020

Kavilco Incorporated Newsletter

June 2020

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

DUE TO COVID 19 AND STAFF WORKING FROM HOME, THIS NEWSLETTER WILL NOT BE SENT BY MAIL TO ALL SHAREHOLDERS- IT WILL BE AVAILABLE ONLINE AT WWW.KAVILCO.COM AND ON THE KAVILCO WEBSITE. IF ANY SHAREHOLDER WOULD LIKE A COPY MAILED TO THEM PLEASE CONTACT US AND WE WILL SEND ONE OUT TO YOU.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

Dividend Checks Are Processed Directly From the Bank & Come in a Wells Fargo Envelope

President's Report

Louis L. Jones, Sr. President

Dear Shareholders,

As your President I work in Kasaan from April through October managing the operations and working in person with the Organized Village of Kasaan, and the City of Kasaan. This year, however, I will start the year working from Ketchikan. As a high-risk individual for the coronavirus, I am self-quarantined here monitoring temperature and oxygen levels, as are many others across the country. I do know that the City of Kasaan is taking coronavirus precautions seriously, as a remote location must, for the safety of their residents. Once the threat subsides, I will have boots on the ground in Kasaan. Kavilco is continuing to work with the Kasaan Haida Heritage Foundation (KHHF) on the Kasaan Totem Park. Restoration has begun on the two totems that need to be restored, the whale totem, and the more critical bear totem, whose face fell off. The KHHF has contracted a carver to replace the bear face and restore it first; this process has begun with Kasaan carver Stormy Hamar. You may recall, Stormy had a big hand in the restoration of the Chief Son-I-Hat Whale House. Kavilco will also be renting out the bunkhouse again this year to tree thinners, unless the coronavirus intervenes, or a crew cannot be found. Kavilco staff are currently working from home and continue to ensure that the business and shareholders are protected. Kavilco staff currently check over 100 boxes per year to comply with regulations to assure shareholders that no funds are being misused. Kasaan is a beautiful place to live and visit, I can’t wait to put my boots on the ground there once again. As President of Kavilco, and a shareholder, I encourage you to visit your roots in Kasaan once this pandemic subsides.

Sincerely,

KAVILCO INCORPORATED

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Kavilco, Kasaan, and Covid-19

The Covid-19 pandemic came on swiftly in the USA. On a Friday in March the Board of Directors were meeting in Seattle and by Tuesday the following week, the states of Washington and Alaska were going into quarantine. The staff of Kavilco were in the office during that week working swiftly to get the spring dividend distribution out to shareholders and stayed in the office two extra days to make sure everything went out.

Working from home has been a new experience for everyone, but we are proud of the way we have handled this as we are continuing to have board meetings via Zoom. We are providing letters of support, processing forms and documents for shareholders and we are keeping up with Security Exchange Commission filings and compliance procedures. It is also significant that we have a well heeled Board of Directors and Chief Financial Officer, Scott Burns, as experience is what Kavilco needs during this crisis.

Your President, Louis Jones, Sr., was on his way to Kasaan for the summer when the stay home order was issued and he made it as far as Ketchikan; where he hunkered down with his sister Dianne and George Demmert. He only very recently made it to Kasaan. Kavilco’s May board meeting was held by video conference. Although the dates of future Kavilco meetings have been set, it is not certain at this time what form the meeting will take. It is preferable to hold the July 9 - 11 meeting in Kasaan, but the decision as to whether this will happen will not be made until early June.

We are keeping in contact with the Organized Village of Kasaan and the City of Kasaan to monitor any situations there, and we have someone on site to watch over Kavilco properties. Kasaan, like many small villages, do not want any visitors at this time and all scheduled Alaskan Dream Cruises have been cancelled for the foreseeable future.

The USA has significantly more cases of Corona virus than any other country in the world with over 1.59 million cases at this time, with the next country, being Russia with 326 thousand cases. With testing and contact tracing not yet widely available as required by the CDC in order to open up the economy safely, many people and businesses are struggling We know this a troubling time for everyone, and we urge you to stay safe, follow CDC guidelines and do your part for yourself and others to stay healthy.

Shareholders ~ In Memoriam

Julia Coburn ~ Eleanor Berger

Gibson Stevens ~ Diane Taylor

Rest in Peace

Portfolio

The economic damage has been unreal. Across the board the numbers hit levels not seen in decades. First quarter Gross Domestic Product was down 4.8% in the worst quarterly decline since 2008 and this was only a partial shutdown. The second quarter will reflect the impact of the full shutdown and, it’s a good chance, GDP will be in negative territory. The number of people seeking unemployment soared to over thirty million in only six weeks which resulted in a surge in the unemployment rate to 14.7%, the highest since the Great Depression.

The economic numbers had a huge negative impact on the stock market. Unfortunately, in April, Kavilco’s portfolio had a major loss in value of $9,773,236 since January. In addition, the capital gains strategy that added over $300,000 to the shareholder’s dividend in 2019 is in shambles.

There is going to have to be major changes in market value to offset the current unrealized losses. The other major challenge to the portfolio is dividend income. Starting in March, several companies in our portfolio have reduced dividend income. This has been the result of declining earnings and, because of major drops in share prices, companies are buying back their stock to enhance share value when an economic recovery does occur.

Given the discussion of the economy and the negative impact on the stock market, the board recommended additional investment in an effort to offset the loss in dividend income. As far as future investments are concerned, there are number of securities that have exceptionally high dividends due to the drop in stock prices. The challenge will be in the analysis to make sure there is adequate cash and earnings to cover the dividends over the long term.

Reduction in Dividends

The current situation with the world being thrown into a sudden recession could result in a big reduction in the fall dividend distribution to shareholders as it is not likely that our economy will rebound as quick as we would hope. The damage is already being seen in our portfolio. The Kavilco Board of Directors is doing everything possible to keep Kavilco on track.

Dividend Declaration

I am pleased to announce that on March 13, 2020, the Kavilco Board of Directors declared a cash dividend of $18.00 per share (long term capital gains are unknown at this time.) This dividend was paid to shareholder of record as of March 16, 2020.

The dividend was payable on March 24, 2020 and reflects undistributed earnings from 2019. A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 21% federal income tax rate. For shareholders with 100 shares your dividend is $1,800.00.

The Spring dividend completes the distribution of earnings for 2019; combined with the Fall dividend the total earnings distribution for 2019 is $102.00 per share. If Kavilco was not a Registered Investment Company and had to pay income tax your spring dividend after tax would have been $1,422.00. You receive an additional $378.00 because Kavilco does not have to pay federal income tax.

Board Member Highlight

Laird Jones (K’ayáang) Congratulations on your retirement! And thank you for continuing on as Kavilco’s Board Secretary.

Your experience at CCTHITA, the State of Alaska Fisheries and Economic Development, along with your two internships at Sealaska has allowed you to be an invaluable member of Kavilco’s board of directors. You have been dedicated to Kavilco for more than 26 years, and to your wife Francine for even longer!

We appreciate you Laird for your ongoing commitment to Kavilco. Thank you from the bottom of our hearts.